THIS AGREEMENT is made on this 17th day of August 2006

BETWEEN

(1)	MAERSK AIRCRAFT A/S, a limited company incorporated under the laws of the Kingdom of Denmark and having its registered office at Copenhagen Airport South, DK 2791 Dragør, Denmark (the ‘‘Existing Lessor’’);

(2)	WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (not in its individual capacity but solely as Owner Trustee pursuant to the Trust Agreement (as defined below), a national banking association incorporated under the laws of the State of Utah and having its principal place of business at 299 South Main Street, 12th Floor, Salt Lake City, UT 84111, United States of America (the ‘‘New Lessor’’); and

(3)	STERLING AIRLINES A/S, a limited company incorporated under the laws of the Kingdom of Denmark and having its registered office at Copenhagen Airport South, DK-2791 Dragør, Denmark (the ‘‘Lessee’’).

RECITALS

(A)	Pursuant to an Aircraft Lease Agreement dated 12 September 2005 between the Existing Lessor as lessor and the Lessee as lessee in respect of the Aircraft (the ‘‘Lease Agreement’’) together with the Certificate of Acceptance (collectively, the ‘‘Lease’’), the Existing Lessor agreed to lease, and the Lessee agreed to take on lease, the Aircraft upon the terms and conditions set out therein.

(B)	Pursuant to an Aircraft Sale and Purchase Agreement dated on or about the date hereof between the Existing Lessor as seller and the New Lessor as purchaser in respect of the Aircraft (the ‘‘Sale Agreement’’), the Existing Lessor has agreed to sell, and the New Lessor has agreed to purchase, the Aircraft upon the terms and conditions set out therein.

(C)	It is a condition precedent to the Existing Lessor’s obligation to sell, and to the New Lessor’s obligation to purchase, the Aircraft under the Sale Agreement that the Existing Lessor, the New Lessor and the Lessee execute this Agreement.

(D)	Accordingly, the Existing Lessor and the New Lessor have requested, and the Lessee has agreed, that with effect from the Effective Time (as defined below) the Existing Lessor shall be released from, and the New Lessor shall assume, all of the Existing Lessor’s rights, obligations, duties and liabilities under the Lease on the terms and subject to the conditions set out herein.

(E)	The Existing Lessor, the New Lessor and the Lessee have agreed to enter into this Agreement for the purpose of giving effect to such novation of the Lease and to amend and modify the Lease in connection with the foregoing.

NOW IT IS AGREED as follows:

1	Definitions and Interpretation

1.1	In this Agreement, (including the Recitals) the following expressions shall have the following meanings:

‘‘Agent’’ means JP Morgan Chase Bank, N.A., as agent under the Credit Agreement.

‘‘Amendment Agreement’’ means the agreement dated on or about the date hereof between, inter alios, the Existing Lessor and the Lessee amending the Letter Agreement and of which the New Lessor has received a copy.

‘‘Certificate of Acceptance’’ means the certificate of acceptance rendered under the Lease and attached as Schedule 2 hereto;

‘‘Credit Agreement’’ means ***;

‘‘Effective Time’’ means the date and time of execution by the Existing Lessor, the New Lessor and the Lessee of the Effective Time Notice;

‘‘Effective Time Notice’’ means a notice substantially in the form attached as Schedule 1 hereto;

‘‘Insurances’’ means the insurances taken out in respect of the Aircraft in accordance with the Lease Agreement;

‘‘Lessee Notice’’ means the notice in the form attached at Schedule 3 hereto;

‘‘Letter Agreement’’ means the Letter Agreement dated 13 September 2005 between, amongst others, the Existing Lessor and the Lessee in respect of matters relating to, inter alia, the Lease and of which the New Lessor has received a redacted copy;

‘‘Maintenance Contributions’’ means the contributions paid by the Existing Lessor to the Lessee in accordance with Clause 9.2 of the Lease Agreement prior to the Effective Time;

‘‘Novated Lease’’ means the Lease as novated, amended and supplemented by this Agreement;

‘‘Previous Parties’’ means ***;

‘‘Replacement Security Deposit Agreement’’ means the replacement security agreement to be entered into on or prior to the Effective Time between the New Lessor, the Lessee and ***;

‘‘Security Deposit Transfer Instruction’’ means the written instruction to *** by Existing Lessor, A/S Maersk Aviation Holding and the Lessee for the transfer of the amount of USD *** from account no. *** with *** to the account with the same bank as specified in the Replacement Security Deposit Agreement;

‘‘Secured Parties’’ has the meaning given to such term in the Credit Agreement.

‘‘Trust Agreement’’ means that certain Trust Agreement dated on or about 15 August 2006 between Wells Fargo Bank Northwest, National Association, individually and to the extent set forth therein and in all other respects solely as owner trustee and Aircastle Investment Holdings 2 Limited (the ‘‘Owner Participant’’) as the same may be amended or supplemented from time to time.

1.2	Capitalised terms used, but not defined, in this Agreement shall have the respective meanings assigned to them in the Lease Agreement.

2	Novation

2.1	As and with effect from the Effective Time and subject, in each case, to Clauses 2.3:

(a)	the New Lessor agrees with the Lessee to assume the rights, obligations, duties and liabilities of the Existing Lessor under the Lease;

(b)	the Lessee releases the Existing Lessor from the Existing Lessor’s obligations, duties and liabilities to the Lessee under the Lease;

(c)	the Existing Lessor releases the Lessee from the Lessee’s obligations, duties and liabilities to the Existing Lessor under the Lease and the Existing Lessor agrees that it has no further rights under the Lease;

(d)	the Lessee agrees that it will not assert against the New Lessor any claim or defence that it may have or have had against the Existing Lessor under the Lease related to the period or arising prior to the Effective Time; and

(e)	the Lessee agrees with the New Lessor to perform its obligations under the Lease (as amended and supplemented by this Agreement) in favour of the New Lessor,

each of the foregoing events and agreements being conditional on, and taking effect simultaneously with, the others.

2.2	The Existing Lessor, the New Lessor and the Lessee accordingly agree that as and with effect from the Effective Time, the Lease shall be novated to the New Lessor with the effect of constituting a new agreement in the form of the Novated Lease between the New Lessor as lessor and the Lessee as lessee. The Lessee acknowledges that the Aircraft was delivered to the Lessee on 13 September 2005, that the Lessee is in possession of the Aircraft pursuant to such delivery and that the New Lessor may rely on the Certificate of Acceptance issued by the Lessee to the Existing Lessor as though it had been issued to the New Lessor. It is acknowledged by all parties hereto that no further physical delivery by the New Lessor is required or contemplated as a result of this Agreement.

2.3	Without prejudice to the rights of the New Lessor or the Lessee hereunder or under the Novated Lease, the Lessee and the Existing Lessor agree that, in respect of any losses, liabilities, claims, obligations or duties suffered or incurred (and whether or not asserted) by either of them in respect of the part of the Lease Period prior to the Effective Time, each shall have the same rights and remedies against each other as it would have had if the Existing Lessor had remained the ‘‘Lessor’’ under the Lease and this Agreement had not been executed. The New Lessor shall not be responsible to the Lessee and the Lessee shall not be responsible to the New Lessor in respect of any such losses, liabilities, claims, obligations or duties nor shall the Lessee or the New Lessor exercise any set off or counterclaim against each other in respect of any such losses, liabilities, claims, obligations or duties.

2.4	Notwithstanding the provisions of Clause 2.3 above, the parties specifically acknowledge and agree that as of the Effective Time the New Lessor shall assume all duties, obligations and liabilities of the Existing Lessor under the Lease in respect of claims raised by the Lessee on or after 16 June 2006 in relation to contributions of the Lessor under clause 9 of the Lease Agreement and that the Lessee has no rights against the Existing Lessor in respect of the Maintenance Contributions, whether arising on or after 16 June 2006.

2.5	In the event that any claim arising under or relating to the Lease or the Novated Lease is raised by the Lessee at any time after the Effective Time and both the New Lessor and the Existing Lessor reject such claim by asserting that such claim relates to either (i) the period prior to the Effective Time (in the case of the New Lessor) or (ii) the period after the Effective Time (in the case of the Existing Lessor), the New Lessor shall notwithstanding anything set out to the contrary in this Agreement (and without prejudice to any right of recourse as between the New Lessor and the Existing Lessor) be liable towards the Lessee for the fulfilment of such claim.

3	Lease Amendment

3.1	As of, and with effect from, the Effective Time the Lease, as novated hereby, shall be amended as follows:

(a)	‘‘Agent’’ means JP Morgan Chase Bank, N.A. as agent under the Credit Agreement;

(b)	‘‘Credit Agreement’’ means ***;

(c)	by deleting the definition of ‘‘Banks’’ in Clause 1.1 of the Lease Agreement in its entirety and by replacing the reference to ‘‘Bank’’ and ‘‘Banks’’ each time it appears with a reference to ‘‘Financiers’’ and inserting the following new definition:

‘‘Financiers’’ means any lender or agent party to the Credit Agreement from time to time or such other financing party as may be notified from time to time by Lessor to Lessee.

(d)	by deleting the definition of ‘‘Owner’’ in Clause 1.1 of the Lease Agreement and inserting the following new definition:

‘‘Owner’’ means Wells Fargo Bank Northwest, National Association, not in its individual capacity but as owner trustee for the Owner Participant.

(e)	by deleting the definition of ‘‘Place of Payment’’ in Clause 1.1 of the Lease Agreement and inserting the following new definition:

‘‘Place of Payment’’ means account number ***.

(f)	by replacing the word ‘‘Lenders’’ in line 2 of clause 13.5 by the ‘‘Agent’’;

(g)	the expression ‘‘Lessor’’ wherever it appears in the Lease shall be treated as though it referred to the New Lessor to the exclusion of the Existing Lessor, save in the reference to delivery of the Aircraft in clause 3 of the Lease Agreement and save for any references to ‘‘Lessor’’ which are specifically amended by other provisions of this Agreement;

(h)	by including references to ‘‘Owner Participant’’ and ‘‘Agent’’ after the word ‘‘Owner’’ each time such word appears in clauses 13.6.1, 13.6.4, 13.6.5, 13.6.6, 13.6.7, 13.6.8, 13.7.1, 13.7.2, 13.8.1, 13.8.4, 13.10, 13.12.6, 13.12.7 and 13.13.1 of the Lease Agreement (provided that any extra premium shall be payable by the New Lessor);

(i)	by replacing the word ‘‘Lenders’’ with the word ‘‘Agent’’ after the word ‘‘or’’ in line 2 of clause 15.1 of the Lease Agreement;

(j)	by including the words ‘‘or Owner Participant’’ after the word ‘‘Lessor’’ each time such word is used in clause 15.2 of the Lease Agreement;

(k)	by including the words ‘‘Owner Participant’’ after the word ‘‘Owner’’ and replacing the word ‘‘Lenders’’ with the word ‘‘Agent’’, each time such words are used in clauses 17.1 and 17.2 of the Lease Agreement;

(l)	by deleting the word ‘‘Lessor’’ in line 7 of clause 18.3 of the Lease Agreement and replacing it with the words ‘‘Owner Participant’’;

(m)	by including the words ‘‘novate and transfer’’ after the word ‘‘assign’’ in clause 22.2 of the Lease Agreement.

(n)	where the context so permits, the expression the ‘‘Lease’’ wherever it appears in the Lease Agreement shall be treated as though it referred to the Novated Lease;

(o)	by deleting the notice details for the Lessor in Clause 21.1 of the Lease Agreement and substituting the following therefor:

‘‘(i) if to the Lessor to:
Wells Fargo Bank Northwest, National Association
299 South Main Street
Salt Lake City UT 84111
United States of America

Telefax no.: +1 801 246 5053
Attention: Corporate Trust Department, MAC: U1228-120

with a copy to:

Aircastle Advisor LLC
300 First Stamford Place
Fifth Floor
Stamford, CT 06902

Telefax no.: +1 917 5919106 / +1 203 504 1021’’.

(p)	by substituting the definition of ‘‘Tax Indemnitees’’ in the Lease Agreement for the following new definition:

‘‘Tax Indemnitees’’ means the Owner Participant, the Lessor, the Owner and the Financiers;

(q)	by deleting Clause 19.2.1 of the Lease Agreement and substituting the following therefor:

‘‘Status: it has been properly formed as a national banking association under the laws of the State of Utah, United States of America’’;

(r)	by deleting the words ‘‘, subject to the Specific Aircraft Lease’’ in line 2 of Annex F to the Lease Agreement.

3.2	With effect from the Effective Time, all references to the Lease contained in any documents delivered under or pursuant to the Lease will be construed as references to the Novated Lease as it may be further amended from time to time.

3.3	New Lessor, Existing Lessor and Lessee further agree:

(a)	as of the date of this Agreement, the Additional Rent paid by Lessee less any Maintenance Contributions made by Existing Lessor are as follows:

USD
***	***
***	***
***	***
***	***
***	***
***	***
***	***

(b)	as of the date hereof, the Lessee has the following claims in respect of maintenance contributions under Clause 9.2 and 9.3 of the Lease Agreement for which the New Lessor shall be liable for in accordance with clause 2.4, subject to such claims being eligible for coverage under the said clauses:

USD
***	***
***	***
***	***
***	***
***	***
***	***
***	***

4	Insurance

4.1	The Lessee shall procure that with effect from the Effective Time (i) the Owner Participant, the New Lessor, the Agent and the Financiers (their respective successors, assigns, shareholders, subsidiaries, affiliates, partners, contractors, directors, officers, servants, agents and employees) are named as additional insureds under the Insurances instead of the Existing Lessor and (ii) the Previous Parties shall be additionally insured under those of the Insurances that are referred to in clause 13.2.3 of the Lease Agreement for a period of 24 months following the Effective Time. The New Lessor shall reimburse the Lessee on demand for any costs incurred by the Lessee in respect of increased premium or otherwise as a result of adding such additional insureds.

4.2	The Lessee agrees with the New Lessor and the Existing Lessor to provide copies of certificates evidencing such amendments as are referred to in Clause 4.1 above to the New Lessor and the Existing Lessor.

5	Relevant Interests

As a result of the events referred to in the recitals and clauses 2 and 3, as of the Effective Time, the following interests will exist in relation to the Aircraft:

(a)	New Lessor will be the legal owner of the Aircraft;

(b)	Owner Participant will be the beneficial owner of the Aircraft;

(c)	New Lessor will lease the Aircraft to Lessee pursuant to the Novated Lease;

(d)	Existing Lessor is the previous legal and beneficial owner and previous lessor of the Aircraft; and

(e)	*** are the previous financiers of the Aircraft.

6	Conditions Precedent

6.1	At the Effective Time, the representation and warranties in this Agreement shall be true and correct. In addition, on or before the Effective Time, the New Lessor shall receive the following from the Lessee in form and substance satisfactory to the New Lessor and the Existing Lessor will have received the items in clauses (a), (b) and (f) below in form and substance satisfactory to the Existing Lessor:

(a)	a legal opinion dated as of the Effective Time addressed to the New Lessor, the Financiers and the Existing Lessor in respect of the due authorisation and execution of this Agreement and related matters from the Lessee’s Danish counsel, Plesner Svane Grønborg;

(b)	evidence of the issue of each approval, licence and consent which may be required in connection with the performance by the Lessee of all its obligations under this Agreement nd the Novated Lease;

(c)	a certified copy of Lessee’s constitutional documents and specimen signatures of the persons authorised to execute and deliver this Agreement on behalf of the Lessee;

(d)	a replacement deregistration power of attorney from the Lessee in favour of the New Lessor in substantially the same form as the deregistration power of attorney provided by the Lessee to the Existing Lessor;

(e)	a replacement letter addressed to Eurocontrol and/or other relevant air traffic control authority executed by the Lessee in favour of the New Lessor, in substantially the same form as the Eurocontrol letter provided by the Lessee to the Existing Lessor;

(f)	certificates of insurance and reinsurance (if applicable) evidencing compliance with the provisions hereof and of the Lease as to insurances and reinsurances (if applicable) and a broker’s letter of undertaking from the Lessee’s insurance broker;

(g)	original Replacement Security Deposit Agreement;

(h)	evidence that the Security Deposit Transfer Instruction will be rendered to *** immediately following the Effective Time and that *** will effect the transfer as contemplated by the Security Deposit Transfer Instruction; and

(i)	copies of the Lessee’s air transport license, air operator’s certificate and the certificate of airworthiness, the radio license, noise certificate and RVSM approval in respect of the Aircraft.

6.2	On or before the Effective Time, the New Lessor will have received evidence from the Existing Lessor that any security over the Aircraft in connection with any prior financing of the Aircraft has been released and discharged.

6.3	On, before or immediately after the Effective Time, the Lessee shall receive the following from the New Lessor and/or the Existing Lessor in a form and substance satisfactory to the Lessee:

(a)	evidence that each approval, licence and consent which may be required in connection with the performance by the New Lessor of all its obligations under this Agreement and the Novated Lease have or will be issued;

(b)	the lease declaration in a form capable of being registered with first priority with the Danish Register of Rights over Aircraft; and

(c)	a legal opinion from the legal advisors of each of the New Lessor and the Existing Lessor dated as of the Effective Time addressed to the Lessee in respect of the due incorporation of the New Lessor and due authorisation and due execution by the New Lessor and the Existing Lessor of this Agreement and related matters;

and upon the requirements of this clause 6.3 having been met, either of the New Lessor or the Existing Lessor may require that the Lessee executes the Effective Time Notice.

6.4	The conditions specified in Clause 6.1 and 6.2 are for the benefit of the New Lessor and may be waived or deferred in whole or in part and with or without conditions by the New Lessor. The conditions specified in Clause 6.3 are for the benefit of the Lessee and may be waived or deferred in whole or in part and with or without conditions by the Lessee. The conditions specified in Clause 6.1(a), 6.1(b) and 6.1(f) are for the benefit of the Existing Lessor and the New Lessor and may be waived or deferred in whole or in part and with or without conditions by the New Lessor and the Existing Lessor.

7	Lessee Notice

7.1	At the Effective Time, the New Lessor and the Agent shall furnish to the Lessee a written notice in substantially the form of Schedule 3 hereto (the ‘‘Lessee Notice’’), and upon receipt by Lessee of the Lessee Notice, Lessee shall take the following actions:

(i)	Lessee shall make all rental and other payments due under the Lease Agreement by wire transfer to the account set forth in the Lessee Notice;

(ii)	Lessee shall cause the hull and liability insurance covenants required to be maintained by the Lessee under the Lease Agreement to be endorsed as specified in the Lessee Notice and Clause 4 hereof; and

(iii)	Lessee will acknowledge the Lessee Notice as provided therein, by delivering to the New Lessor and the Agent a counterpart thereof duly executed by the Lessee.

8	Undertakings and Acknowledgements

8.1	The Lessee undertakes to procure that the documents listed in Clause 6.1 are delivered to the New Lessor and Existing Lessor (where applicable) no later than at the Effective Time.

8.2	The Lessee undertakes, at the New Lessor’s cost, to replace the fireproof plates currently affixed to the Aircraft and each Engine with new fireproof plates bearing the wording:

‘‘This Aircraft/Engine is owned by Wells Fargo Bank Northwest, National Association as owner trustee, leased to Sterling Airlines A/S and may not be operated by any other person without the prior written consent of Wells Fargo Bank Northwest, National Association’’

and to notify the New Lessor of such replacement, as soon as practicable (but, in any event, not later than 10 Business Days) after the Effective Time.

8.3	The Lessee further undertakes, at no cost to the Lessee, to perform and do all such other and further acts and things and execute and deliver any and all such other instruments (including any notification to the Aviation Authority of changes in the ownership, registration and lease structure of the Aircraft and providing the New Lessor and the Existing Lessor with a copy of the certificate of registration in respect of the Aircraft naming the New Lessor as owner) as the New Lessor may reasonably require to reflect the change in the identity of the owner and lessor of the Aircraft recited in this Agreement.

8.4	The Existing Lessor undertakes to return to the Lessee the original of each of the Deregistration Power of Attorney and the Eurocontrol Letter, delivered by the Lessee to the Existing Lessor under the Lease as soon as practicable after the Effective Time.

8.5	The New Lessor undertakes to deliver a copy of the bill of sale for the sale of the Aircraft from the Existing Lessor to the New Lessor as soon as practicable after the Effective Time.

9	Representations and Warranties

9.1	The Lessee represents and warrants to the New Lessor as of the date hereof and as of the Effective Time, that:

(a)	the Lease has not been terminated by either of the parties thereto;

(b)	no Event of Default has occurred and is continuing or will result from the entry into or performance of this Agreement by the Lessee;

(c)	the Existing Lessor and the Lessee have not agreed any changes or amendments to the Maintenance Programme;

(d)	the date of Delivery of the Aircraft to the Lessee under the Lease was 13 September 2005;

(e)	there are no subleases on a dry lease basis in effect at the date hereof and none such will be in effect at the Effective Time;

(f)	no notice of intention to exercise the early termination option conferred by the Letter Agreement has been issued by the Lessee;

(g)	the Lease and the Security Deposit Agreement constitute the sole and entire agreement between the Lessee and the Existing Lessor regarding the leasing of the Aircraft and there are no other documents, instruments or agreements between the Existing Lessor and the Lessee relating to the Aircraft or the Lease, and other than as contemplated by this Agreement, the Certificate of Acceptance, the Security Deposit Agreement, the Letter Agreement and the Amendment Agreement, there have been no assignments, amendments, modifications, waivers or consents entered into with respect to the Lease; and to the best of the Lessee's knowledge no default by the Existing Lessor has occurred and is continuing under the Lease and the transfer of the Aircraft to the New Lessor as contemplated under the Sale Agreement will not result in such a default;

(h)	no claims against the Existing Lessor exist or are pending under or in respect of the Lease; and

(i)	no Eligible Maintenance Event has occurred.

9.2	The Lessee further represents and warrants to the New Lessor and the Existing Lessor, as of the Effective Time, that:

(a)	it is a company duly organised and validly existing under the laws of Denmark and that it has corporate power and authority to enter into and perform this Agreement, this Agreement has been duly authorised by all necessary corporate action on the part of the Lessee and neither the execution and delivery hereof nor the transactions contemplated hereby nor compliance by the Lessee with any terms and provisions hereof or of the Novated Lease will contravene any law applicable to the Lessee or result in any breach of, or constitute any default under, or result in the creation of, any Security Interest upon any property of the Lessee under any agreement or instrument to which the Lessee is a party or by which the Lessee or its properties or assets may be bound or affected;

(b)	the Lessee has complied with every necessary consent, approval, order, or authorisation of, or registration with, or the giving of prior notice to, any government entity having jurisdiction over the Lessee with respect to the execution and delivery of this Agreement or the validity and enforceability hereof or the satisfaction of all monetary and other obligations hereunder;

(c)	this Agreement has been duly entered into and delivered by the Lessee and constitutes the valid, legal and binding obligations of the Lessee enforceable in accordance with its terms;

(d)	no Total Loss has occurred and, to the best of Lessee's knowledge, no event, which with the passing of time would result in a Total Loss, has occurred;

(e)	no enquiries having been made, the Aircraft is free and clear of all Security Interests (other than Permitted Liens);

(f)	there are no claims known to the Lessee that can be asserted against it or the Aircraft by the Existing Lessor arising out of the Lease;

(g)	there are no insurance claims outstanding by the Lessee with respect to the Aircraft and to the best of Lessee's knowledge no damage has occurred with respect to the Aircraft with a cost of repair in excess of USD 250,000, except for the costs of Required Rectification (as defined in the Amendment Agreement);

(h)	there are no outstanding notices or demands from any governmental, semi-governmental or public authority or instrumentality or any other person claiming authority in respect of the Aircraft requiring any mandatory work or other mandatory action to be taken or the mandatory expenditure of any money in respect thereof; and

(i)	no sums are due by the Lessee to Eurocontrol and/or any other relevant air traffic control authority in respect of all of the aircraft operated by the Lessee.

9.3	The New Lessor represents and warrants to the Lessee and the Existing Lessor, as of the date hereof and as of the Effective Time, that:

(a)	it is a national banking association incorporated and validly existing under the laws of the State of Utah, the United States of America and that this Agreement has been duly authorised by all necessary corporate action on the part of the New Lessor and has been duly executed and delivered by the New Lessor and constitutes the valid, legal and binding obligations of the New Lessor enforceable in accordance with its terms;

(b)	by the execution and delivery of this Agreement, and any of the transactions contemplated hereby, the New Lessor has complied with every necessary consent, approval, order or authorisation of, or registration with, or the giving of prior notice to, any government entity having jurisdiction over the New Lessor with respect to the execution and delivery of this Agreement or the validity and enforceability hereof or the satisfaction of all monetary or other obligations hereunder; and

(c)	neither the execution and delivery of this Agreement, nor the transactions contemplated hereby nor compliance by the New Lessor with any terms and provisions hereof or of the Novated Lease will contravene any law applicable to the New Lessor or result in any breach of, or constitute any default under any agreement or instrument to which the New Lessor is a party or by which the New Lessor or its properties or assets may be bound or effected.

9.4	The New Lessor hereby represents and warrants to the Lessee in the terms of Clause 19.2 to the Lease Agreement (as amended by this Agreement) as if references therein to ‘‘Lessor’’ were to the New Lessor.

9.5	The Existing Lessor represents and warrants to the New Lessor and the Lessee, as of the date hereof and as of the Effective Time, that:

(a)	it is a limited company duly incorporated and validly existing under the laws of the Kingdom of Denmark and that this Agreement has been duly authorised by all necessary corporate action on the part of the Existing Lessor and has been duly executed and delivered by the Existing Lessor and constitutes the valid, legal and binding obligations of the Existing Lessor enforceable in accordance with its terms;

(b)	by the execution and delivery of this Agreement, and any of the transactions contemplated hereby, the Existing Lessor has complied with, every necessary consent, approval, order or authorisation of, or registration with, or the giving of prior notice to, any government entity having jurisdiction over the Existing Lessor with respect to the execution and delivery of this Agreement or the validity and enforceability hereof or the satisfaction of all monetary or other obligations hereunder; and

(c)	neither the execution and delivery of this Agreement, nor the transactions contemplated hereby nor compliance by the Existing Lessor with any terms and provisions hereof will contravene any law applicable to the Existing Lessor or result in any breach of, or constitute any default under, or result in the creation of, any Security Interest upon any property of the Existing Lessor, any agreement or instrument to which the Existing Lessor is a party, or by which the Existing Lessor or its properties or assets may be bound or effected.

9.6	The Existing Lessor further represents and warrants to the New Lessor, as of the date hereof and as of the Effective Time, that:

(a)	the Lease is in full force and effect and has not been terminated and Existing Lessor is not in breach of its obligations thereunder;

(b)	the Existing Lessor and the Lessee have not agreed any changes or amendments to the Maintenance Programme;

(c)	the date of Delivery of the Aircraft to the Lessee under the Lease was 13 September 2005;

(d)	the Lease and the Certificate of Acceptance constitute the sole and entire agreement between the Lessee and the Existing Lessor regarding the leasing of the Aircraft and there are no other documents, instruments or agreements between the Existing Lessor and the Lessee relating to the Aircraft or to the Lease and, other than as contemplated by this Agreement, the Certificate of Acceptance, the Letter Agreement and the Amendment Agreement there have been no assignments, amendments, modifications, waivers or consents entered into with respect to the Lease; no default by the Existing Lessor has occurred and is continuing under the Lease and the transfer of the Aircraft to the New Lessor as contemplated under the Sale Agreement will not result in such a default;

(e)	to the best of the Existing Lessor’s knowledge, all reasonable enquiries having been made, no Event of Default under the Lease has occurred and is continuing;

(f)	save for claims for Rent and Additional Rent, no claims have been asserted against the Lessee or the Aircraft by the Existing Lessor pursuant to the Lease;

(g)	no amounts (whether in respect of Rent, Additional Rent or otherwise) are due and owing by the Lessee to the Existing Lessor pursuant to the Lease and no amounts are due and owing (and to the best of the Existing Lessor’s knowledge, no claims are pending which would make an amount due and owing) by the Existing Lessor to the Lessee under the Lease.

10	Letter Agreement

10.1	The New Lessor:

(a)	acknowledges the right of the Lessee to terminate the leasing of certain aircraft, including the Aircraft, in accordance with the terms of clause 2 of the Letter Agreement; and

(b)	agrees to discuss in good faith the staggered redelivery of the Aircraft in accordance with clause 7 of the Letter Agreement.

10.2	The parties agree that neither the Letter Agreement or the Amendment Agreement nor the rights and obligations thereunder, shall be transferred nor novated to the New Lessor and the Lessee shall have no rights against the New Lessor in relation to the Letter Agreement and Amendment Agreement.

11	Miscellaneous

11.1	No variation: The provisions of this Agreement shall not be varied otherwise than by an instrument in writing executed by or on behalf of all the parties, provided that the New Lessor and the Lessee shall be entitled to amend, modify or vary the terms of the Novated Lease after the Effective Time without reference to the Existing Lessor.

11.2	Termination of Sale Agreement: In the event that the Sale Agreement is terminated or cancelled by agreement by the parties thereto or in accordance with its terms or lapses or becomes void without completion and passing of title thereunder having occurred, the Existing Lessor and the New Lessor will promptly notify the Lessee thereof and this Agreement, save for Clause 11.6 hereof, shall thereupon automatically be cancelled and terminated and the rights and obligations of the Existing Lessor and the Lessee under the Lease shall continue unaffected by this Agreement and the Existing Lessor shall forthwith deliver to the Lessee the Lease Declaration in the form and of contents provided for in Annex D, Part II, Section c. to the Lease Agreement and the New Lessor shall forthwith return to the Lessee any and all documents delivered by or on behalf of the Lessee pursuant to clause 6 hereof.

11.3	Continued Representations and Warranties: All representations, warranties and agreements contained in this Agreement, including those incorporated by reference, shall continue in full force and effect after the Effective Time.

11.4	Notice: Every notice, request, demand or other communication under this Agreement shall:

(a)	be in writing delivered personally or by prepaid courier delivery services or other similar services or facsimile;

(b)	be deemed to have been received, subject as otherwise provided in this Agreement, in the case of a facsimile, at the time of dispatch (provided, however, that if the date of dispatch is not a business day in the country of the addressee it shall be deemed to have been received at the opening of business on the next such business day), and in the case of a letter, when delivered; provided, however, that if personal delivery or delivery by courier of a notice is tendered but refused, such notice shall be effective upon such tender; and

(c)	be sent to the New Lessor at the relevant address and facsimile number set out in Clause 21 of the Lease Agreement (as amended by this Agreement), to the Existing Lessor at the relevant address referred to in Clause 21 of the Lease Agreement and to the Lessee at the address set out in Clause 21 of the Lease Agreement.

11.5	Costs: Each of the Existing Lessor and the New Lessor shall pay its own legal and professional costs and expenses in respect of the negotiation, documentation and closing of the transactions contemplated by this Agreement, including, inter alia, the New Lessor paying its own costs and expenses associated with the inspection of the Aircraft. The Existing Lessor shall pay to the Lessee on demand and/or indemnify the Lessee for any costs, expenses or fees, including but not limited to legal fees and the costs of establishing the security arrangement under the Replacement Security Deposit Agreement, reasonably incurred by the Lessee in relation to the negotiating, documentation and closing of the transactions contemplated by this Agreement and in relation to the termination of any liens or other security arrangements with respect to the Aircraft, the Lease and/or any related property in favour of the Existing Lessor’s financiers, save that the New Lessor shall pay to the Lessee on demand any costs, expenses and fees incurred by the Lessee in connection with the registration of the New Lessor and its financiers' title in and to the Aircraft and the Novated Lease. Any other costs, fees and expenses in connection with the registration of the New Lessor’s and its financier’s title in and to the Aircraft and the novated lease shall be for the account of the New Lessor.

11.6	Governing law and jurisdiction: The provisions of Clause 23.1, 23.2 and 23.3 of the Lease Agreement shall apply to this Agreement as if set out in full herein and as if references therein to ‘‘Lessor’’ were to ‘‘Existing Lessor’’ and the ‘‘New Lessor’’ and as if references therein to the ‘‘Lease’’ were references to this Agreement.

11.7	Entire Agreement: The Novated Lease, the Replacement Security Deposit Agreement and this Agreement together constitute the sole and entire agreement between Lessee and the New Lessor in relation to the leasing of the Aircraft and supersede all previous agreements in relation to that leasing.

11.8	Invalidity of Provisions: If any of the provisions of this Agreement become invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

11.9	Counterparts: This Agreement may be executed in any number of separate counterparts by the parties and each counterpart shall when executed and delivered be an original document, but all counterparts shall together constitute one and the same instrument.

11.10	No Increased Obligations: Notwithstanding anything set out to the contrary in this Agreement, the Lessee’s obligations shall not be increased and its rights shall not be diminished and the Lessee shall not at any time be obligated to make any payment to the Existing Lessor, the New Lessor and/or any Indemnitee under or pursuant to the Lease or the Novated Lease which the Lessee would not have been required to make if this Agreement and the novation contemplated hereby had not become effective, it being understood that the addition of Indemnitees shall not of itself be deemed to constitute an increased obligation, provided that the Lessee’s aggregate payment obligations shall not increase.

11.11	Tax Restructuring: Should Taxes arise as a result of the leasing of the Aircraft under the Novated Lease, the Lessee and the New Lessor shall, on either such party’s reasonable request, negotiate in good faith with a view to restructuring the Lease or to otherwise mitigating such Taxes.

12	Effective Time

This Agreement shall become effective upon execution by the Existing Lessor, the Lessee and the New Lessor of the Effective Time Notice.

IN WITNESS whereof the parties hereto or their duly authorized representatives have executed this Agreement on the date written above.

SIGNATURE PAGE, LEASE NOVATION AGREEMENT, MSN 28010

SIGNED for and on behalf of
MAERSK AIRCRAFT A/S

/s/ Flemming Ipsen
Name:  Flemming Ipsen

SIGNED for and on behalf of

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION

(not in its individual capacity except as provided herein but otherwise solely as owner trustee)

/s/ Brett R. King
Name:  Brett R. King

SIGNED for and on behalf of

STERLING AIRLINES A/S

/s/ Almar Hilmarsson	/s/ Hans Svenningsen
Name: Almar Hilmarsson	Hans Svenningsen

Schedule 1, Form of Effective Time Notice

                     2006

Aircraft Lease Agreement dated 12 September 2005 between Maersk Aircraft A/S (the ‘‘Existing Lessor’’) and Sterling Airlines A/S (the ‘‘Lessee’’) in respect of one Boeing B737-7L9 aircraft with manufacturer’s serial number 28010 as has been and may be further amended from time to time (the ‘‘Lease’’)

Aircraft Lease Novation and Amendment Agreement dated                  2006 between the Existing Lessor, the Lessee and Wells Fargo Bank Northwest, National Association (not in its individual capacity but solely as Owner Trustee) (the ‘‘New Lessor’’), in respect of the Lease (the ‘‘Novation Agreement’’)

We, the Existing Lessor and the New Lessor confirm that the conditions precedent specified in Clauses 6.1 and 6.2 of the Novation Agreement have been satisfied (or waived in accordance with Clause 6.4 of the Novation Agreement) and we, the Lessee, confirm that the conditions precedent specified in Clause 6.3 of the Novation Agreement have been satisfied or waived in accordance with Clause 6.4 of the Novation Agreement and accordingly that the Effective Time under the Novation Agreement has occurred.

Signed by:
for and on behalf of

MAERSK AIRCRAFT A/S

Signed by:
for and on behalf of

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION

(not in its individual capacity but solely as Owner Trustee)

Signed by:
for and on behalf of

STERLING AIRLINES A/S

Schedule 2, Lease Agreement Acceptance Certificate

See the attached unnumbered pages.

Schedule 3, Lessee Notice

THIS LESSEE’S NOTICE (this ‘‘Notice’’) is provided as of this         day of August 2006, to Sterling Airlines A/S (the ‘‘Lessee’’), a limited company incorporated under the laws of the Kingdom of Denmark whose registered office is at Copenhagen Airport South, DK-2791 Dragør, Denmark in connection with (a) the Credit Agreement (2006-A), dated as of February 28, 2006 (the ‘‘Credit Agreement’’), among Aircastle Investment Holdings 2 Limited, Aircastle Ireland No. 3 Limited, the Borrowers party thereto from time to time, including Wells Fargo Bank Northwest, National Association (not in its individual capacity but solely as owner trustee) (the ‘‘Lessor’’), JPMorgan Chase Bank, N.A., as agent (the ‘‘Agent’’), and JPMorgan Chase Bank, N.A., Bear Stearns Corporate Lending Inc. and Citibank N.A., and the other Lenders party thereto from time to time (capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement), (b) that certain Aircraft Lease Agreement dated 12 September 2005, as supplemented by a letter agreement dated 13 September 2005 between, amongst others, Maersk Aircraft A/S (the ‘‘Previous Owner’’) and the Lessee and as novated and amended by that certain Aircraft Lease Novation and Amendment Agreement dated          August 2006 among the Previous Lessor as existing lessor, Lessor as new lessor and Lessee (the ‘‘Lease’’) and (c) a Boeing 737-7L9 aircraft having manufacturer’s serial number 28010 and Danish Registration Mark OY-MRG (the ‘‘Aircraft’’).

1.	Notice to Lessee. The Lessor and Agent hereby provide notice to Lessee of the following:

(a)	The Lessor has granted a security interest to the Agent for the benefit of the Secured Parties in all of the Lessor’s right, title and interest in, to and under the Lease as collateral security for all of the obligations of the Lessor under, or in connection with the transactions contemplated in, the Credit Agreement (the ‘‘Borrower Obligations’’);

(b)	The Agent and the other Secured Parties shall not, prior to becoming a transferee of the rights and obligations of the Lessor under the Lease (the ‘‘Transferee’’), be subject to any liability or obligation under the Lease; and

(c)	Following the occurrence of an Event of Default under the Credit Agreement, and subject to the terms thereof relating to Lessee’s right to quiet enjoyment so long as no default or breach by Lessee exists under the Lease, the Agent shall have the right to exercise its rights thereunder as a secured creditor and collateral assignee of the Lease to make all demands, give all notices, take all actions and exercise all rights of the Lessor under and in accordance with the Lease.

2.    Consents and Acknowledgments by Lessee.    The Lessee hereby:

(a)	acknowledges notice of and irrevocably consents to the assignment by the Lessor to the Agent for the benefit of the Secured Parties of all of the Lessor’s right, title and interest in, to and under the Lease as collateral security for the Borrower Obligations;

(b)	agrees that the Agent and the other Secured Parties shall not, prior to becoming a Transferee, be subject to any liability or obligation under the Lease, and acknowledges the right of the Agent and the other Secured Parties to cure defaults by the Lessor under the Lease within any applicable cure period under the Lease pursuant to the terms of this Notice (notwithstanding anything to the contrary contained in the Lease), without assuming or being responsible for any of the obligations of the Lessor thereunder;

(c)	acknowledges the right of the Agent, following the occurrence of an Event of Default under the Credit Agreement, and subject to the terms thereof relating to Lessee’s right to quiet enjoyment so long as no event of default by Lessee exists under the Lease, to exercise its rights thereunder as a secured creditor and collateral assignee of the Lease to make all demands, give all notices, take all actions and exercise all rights of the Lessor under and in accordance with the Lease; and

(d)	acknowledges and agrees, notwithstanding anything to the contrary contained in the Lease, but subject to the provisions of this Notice, that the collateral assignment of the Lease to the Agent for the use and benefit of the Secured Parties and any enforcement rights executed by the Secured Parties in connection therewith shall not in itself constitute a default or breach by the Lessor under the Lease, provided that any exercise by the Secured Parties of their enforcement rights under such assignment will not interfere with (i) the Lessee’s quiet and uninterrupted use and enjoyment of the Aircraft or (ii) the Lessee’s rights in respect of maintenance contributions or (iii) the Lessee‘s rights under the security deposit agreement dated on or about the date hereof and made between the Lessee, Lessor and ***.

3.	Payments. Until notified in writing by the Agent to the contrary, the Lessee shall with releasing effect pay any and all amounts of rent payable by it to the Lessor under the Lease directly to the Agent at its address and account specified on Exhibit A hereto, or to such other place or entity or in such other manner as the Agent may from time to time specify in writing to the Lessee.

4.	Other Lessee Notice. Lessor hereby instructs Lessee that (i) each of the Secured Parties now or hereafter party to the Credit Agreement shall be deemed (x) an ‘‘Indemnitee’’ for all purposes of the Lease, including for purposes of the general indemnity set out in Clause 17.2 of the Lease Agreement and (y) a ‘‘Financier’’ as defined in the Lease Agreement; and (ii) JPMorgan Chase Bank, N.A., Bear Stearns Corporate Lending, Inc. and Citibank, N.A. shall each be named as an additional insured; and (iii) the Agent shall be named (a) ‘‘loss payee’’ and additional named insured or (b) a ‘‘contract party’’ on the all-risk aircraft ground and flight hull insurance required to be maintained by Lessee with respect to the Aircraft under the Lease and the Agent, for the benefit of the Lenders shall be included as additional insured or ‘‘contract party’’ under the liability insurance required to be maintained by Lessee with respect to the Aircraft under the Lease.

5.    Secured Parties Not Liable; Lessor Remains Liable.

(a)	Neither JPMorgan Chase Bank, N.A., in its capacity as Agent or as a Lender, nor any other Secured Party shall have any duty, obligation or liability under the Lease, by reason of this Notice or the transactions contemplated hereby.

(b)	Nothing contained in this Consent or in the relevant Security Assignment shall be construed as any release, discharge, novation or waiver of the Lessor’s obligations and liabilities under the Lease (including without limitation the duty to perform) and the Lessor shall remain fully responsible and liable for all obligations and liabilities of the lessor, as novated to it by the Previous Lessor, under the Lease.

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed by authority duly given as of the day and year first above written.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (not in its individual capacity but solely as owner trustee)
By: Name: Title:

STERLING AIRLINES A/S
By: Name: Title:
JPMORGAN CHASE BANK, N.A. as Agent
By: Name: Title:

EXHIBIT A, Addresses for Notices

Lessee:

Sterling Airlines A/S
Copenhagen Airport South
DK-2791 Dragør
Denmark
Facsimile:    +45 32 31 44 99
Attention:    The President

Agent:

JPMorgan Chase Bank, N.A.
1111 Fannin Street, 10th Floor
Houston, TX 77002
Attn:    Michael Chau
Tel:    (713) 750-7913
Facsimile:    (713) 750-2938

Account for Payments:

Name of Bank:	***

Swift:	***

For the Account of:	***

Account Name:	***

Account Number:	***

ABA:	***

With a copy to:

JPMorgan Chase Bank, N.A.
270 Park Avenue, 15th Floor
New York, New York 10017
Attn:    Vilma Francis
Tel:    (212) 270-5484
Facsimile:    (212) 270-4016

Lessor:

Wells Fargo Bank Northwest, National Association
299 South Main Street
12th Floor
Salt Lake City
Utah UT 84111
United States of America
Telefax no.:    +1 801 246 5053
Attention:    Corporate Trust Department, MAC: U1228-120

with a copy to:

Aircastle Advisor LLC
300 First Stamford Place
Fifth Floor
Stamford, CT 06902
Telefax no.:    +1 917 5919106 / +1 203 504 1021
Facsimile:    +353 1 477 3313
Tel:    +1 203-504-1027

Exhibit 10.2

Execution version, OY-MRG, msn 28010

AIRCRAFT LEASE NOVATION AND AMENDMENT AGREEMENT

between

MAERSK AIRCRAFT A/S

as existing lessor

and

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION

(not in its individual capacity but solely as Owner Trustee)

as new lessor

and

Sterling Airlines A/S

as lessee

Relating to one Boeing B737-7L9 aircraft with manufacturers serial number 28010 and Danish registration marks OY-MRG (the ‘‘Aircraft’’).

Dated 17 August 2006

PORTIONS OF THIS EXHIBIT MARKED BY AN *** HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

II